Exhibit 32.2

 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the accompanying Annual Report on Form 10-KSB, Amendment No. 3, of Velocity Asset Management, Inc. for the period ended December 31, 2004, I, James J. Mastriani, Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Form 10-KSB, Amendment No. 3, for the year ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report, Amendment No. 3, on Form 10-KSB for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Velocity Asset Management, Inc.



                                       VELOCITY ASSET MANAGEMENT, INC.



Dated: July  22, 2005                  By: /s/ JAMES J. MASTRIANI
                                           ------------------------------------
                                           James J. Mastriani
                                           Chief Financial Officer